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                     U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                DATE OF REPORT (Date of earliest event reported):
                                  July 28, 2004

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                           TRI-CONTINENTAL CORPRATION
             (Exact name of Registrant as specified in its charter)

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                                    Maryland
                            (State of Incorporation)

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                   Investment Company Act File Number: 811-266
                            (Commission File Number)

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                                   13-5441850
                      (I.R.S. Employer Identification No.)

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                                100 Park Avenue,
                            New York, New York 10017
               (Address of principal executive offices, zip code)

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                                 (212) 850-1864
              (Registrant's telephone number, including area code)

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

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1 - Fund Fact Sheet as of June 30, 2004 for Tri-Continental Corporation.

ITEM 9. REGULATION FD DISCLOSURE.

Registrant is furnishing as Exhibit 99.1 the attached Fund Fact Sheet as of June 30, 2004 for Tri-Continental Corporation.


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

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of July, 2004.

                                       TRI-CONTINENTAL CORPRATION


                                       By: /s/ Lawrence P. Vogel
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                                           Lawrence P. Vogel
                                           Vice President and Treasurer


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